--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The U.S. Real Estate Portfolio commenced operations on February 24, 1995. The Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

The total return of the Portfolio for the period from inception on February 24, 1995 through September 30, 1995 was 15.10% compared to 10.05% for the National Association of Real Estate Investment Trusts (NAREIT) Index (excluding Healthcare). For the three month period ended September 30, 1995, the Portfolio provided a total return of 6.28% compared to 4.47% for the Index.

The overall U.S. real estate environment continues to demonstrate the characteristics of slow and steady growth which it has exhibited in the previous quarters of the year. Generally, the supply-demand equation remains favorable as new construction has been limited and has been out-paced by demand. This remains true even in a number of the faster growing markets, which continue to grow at impressive levels, albeit at a slower pace than in previous quarters.

PERFORMANCE COMPARED TO THE NATIONAL
ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS
(NAREIT) INDEX(1)
---------------------------------------------

                                               TOTAL RETURN(2)
                                               ---------------
                                                     YTD
                                               ---------------
PORTFOLIO....................................        15.10%
INDEX........................................        10.05

1. The NAREIT Index is an unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

In the third quarter, new equity issuance in the REIT market returned to its modest level of the first quarter, with only $1.1 billion raised for 10 companies (versus $2.1 billion in new equity issuance by 27 companies in the second quarter). It is noteworthy that 3 of these 10 offerings were IPOs and all three were in the hotel sector, accounting for 51% of the equity capital raised. As we have discussed previously, we expect the REIT IPO supply to remain limited and focused on the hotel and office sectors. The interest in the hotel sector has not been limited to the REIT market as there is also a modest pipeline of IPOs completed and planned for companies that own and manage hotels and are structured as taxable corporations. Also of note in the capital markets was the occurrence of a number of privately negotiated equity investments in REITs amounting to $215 million in 5 separate transactions. These transactions are a reflection of a number of factors ranging from the issuer's comfort and experience in negotiating private transactions to the difficulty for certain large investors in acquiring a meaningful stake in selected companies.

The REIT market has trailed the broad equity and bond markets on a year-to-date basis. REITs are being touted for the advantages they may offer as a defensive class with an industry Beta of approximately 0.6. With overall REIT valuation levels roughly equivalent to underlying asset value, investors might expect future appreciation to match annual rental growth (estimated at approximately 4% to 7%) together with average dividend yields of roughly 7.5% to 8%.

From a performance perspective the best performing sectors in the third quarter were the hotel, self-storage and office sectors of the market, while the retail sector continued to lag the market. The retail sector was hurt both by continued general weakness and the negative price performance of two retail REITs that cut their dividend. These events caused investors to focus upon other REITs which may also need to cut their dividend. As the sector with the highest average dividend payout ratio, investors began to shy away from several of the high dividend payout retail REITs.

At September 30, the Portfolio maintained the same general weightings as it exhibited at the end of the last quarter. The Portfolio continues to overweight those property sectors which are viewed to hold above average total return potential by virtue of their stage in the ongoing real estate recovery cycle. These sectors generally are characterized by the greatest relative overbuilding during the 1980's, the greatest discount of current values relative to replacement cost and the most attractive relative operating leverage. Specifically, the Portfolio continued to be overweighted in the office and industrial sector and manufactured home communities, underweighted in retail and market weighted in multifamily. In addition, we increased our exposure to both the hotel and self-storage sectors to achieve an overweighting and market weighting, respectively. The Portfolio contains approximately the same number of investments as last quarter with some additions and deletions.

The office and industrial sectors showed continued increases in occupancy rates in most cities, and in some of the strongest sub-markets constraints on available supply have resulted in new developments. It is noteworthy that a number of these developments have not been 100% pre-leased prior to construction (i.e.; they have a modest amount of 'speculative' or non pre-leased space prior to the beginning of construction). For the most part these developments have been highly successful as this 'speculative' space has been completely leased prior to the actual opening of the buildings. In this sector, we continue to focus our investment on those companies that have the ability to create shareholder value through the acquisition of properties at a significant discount to replacement value and the ability to develop assets at attractive development returns. We were able to provide exposure to the attractive South Atlantic office markets by making new investments in Highwoods Properties, which is focused in North Carolina, and Crocker Realty, which has office properties ranging geographically from the Carolinas to Southern Florida.

In the hotel sector, the Portfolio focus remains in the full-service segment. This segment is exhibiting strong growth in both room revenues and occupancy, whereas in the limited service segment rental growth is the key income driver since properties have achieved the majority of their occupancy gains. In the third quarter, we increased our overweighting to the hotel segment and added a new company with our investment in Prime Hospitality. Prime acquires conventional full service hotels and develops and acquires all-suite hotels. As we have discussed previously, there is still limited competition for the acquisition of hotels and these acquisitions are generally achievable at 65% to 70% of replacement cost. New development remains limited, particularly in the middle and upper segments, and those developments are achieving impressive returns. Success in this sector has not been ignored as evidenced by the new offerings; however, the sector is still in an early phase of its recovery cycle. Clearly, this sector is the most vulnerable to an economic slowdown since its lease terms are of the shortest duration of all of the asset classes.

We remain approximately market weighted in the apartment market, as we continue to monitor new construction versus demand. In the third quarter, fears of over development have eased in some markets as it appears that after a spurt of new development activity (units under construction have reflected recent peak levels in many markets) the number of new units permitted has actually fallen. This construction is primarily in the high-end multifamily units, the only sector in which rents justify new construction, and development returns remain attractive.

In contrast to the other sectors, new supply in the retail sector has not remained in check due to the demands for new space by certain strong retailers (primarily large space or "big-box" users in open-air community centers, power centers and stand-alone stores), while retail demand, as evidenced by same store sales, remains lackluster. As a result, the Portfolio continues to be underweighted in the retail sector overall. We are most concerned with the additional new space being built in the community center and power center format which has effects on all retail segments but is most pronounced in the strip center segment. Despite limited new supply, we do not anticipate improved performance in the regional malls until we see improvements in retail sales trends, particularly from the retailers focused in the apparel market.

Finally, from a portfolio perspective we modestly increased our exposure to two companies, Atlantic Gulf Communities and Newhall Land, that are focused on the development of their residential land holdings. With holdings principally in Florida and California, respectively, we believe that both companies trade at a significant discount to their net asset value and that both have development projects in areas that are characterized by a tight supply of finished residential lots and lack of financing for land development.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
COMMON STOCKS (98.6%)
  APARTMENT (22.5%)
     99,200    Associated Estates Realty Corp.      $   2,034
     96,700    Avalon Properties, Inc.                  1,970
     40,000    Bay Apartment Communities, Inc.            860
     25,000    Essex Property Trust, Inc.                 440
    164,100    Evans Withycombe Residential, Inc.       3,323
     41,000    Irvine Apartment Communities, Inc.         723
     51,100    Summit Properties, Inc.                    964
     89,300    Walden Residential Properties,
                Inc.                                    1,686
     52,600    Wellsford Residential Property
                Trust                                   1,124
                                                    ---------
                                                       13,124
                                                    ---------
  LAND (3.7%)
    158,100    Atlantic Gulf Communities Corp.          1,205
     71,000    Newhall Land & Farming Co. LP              950
                                                    ---------
                                                        2,155
                                                    ---------
  LODGING/LEISURE (9.5%)
    183,500    Host Marriot Corp.                       2,271
      9,800    Patriot American Hospitality, Inc.         251
    175,000    Prime Hospitality Corp.                  1,794
     42,700    Starwood Lodging Trust                   1,201
                                                    ---------
                                                        5,517
                                                    ---------
  MANUFACTURED HOME (5.6%)
    108,650    ROC Communities, Inc.                    2,512
     28,600    Sun Communities, Inc.                      744
                                                    ---------
                                                        3,256
                                                    ---------
  OFFICE AND INDUSTRIAL (22.9%)
   INDUSTRIAL (2.8%)
     80,200    First Industrial Realty Trust,
                Inc.                                    1,604
                                                    ---------
   OFFICE (7.0%)
     63,200    Beacon Properties Corp.                  1,351
     56,000    Carr Realty Corp.                        1,050
     33,100    Crescent Real Estate Equities,
                Inc.                                    1,018
     85,800    Crocker Realty Trust, Inc.                 676
                                                    ---------
                                                        4,095
                                                    ---------
   OFFICE AND INDUSTRIAL (13.1%)
    159,500    Bedford Property Investors, Inc.         1,057
     52,900    Duke Realty Investments, Inc.            1,646
     41,500    Highwoods Properties, Inc.               1,095
     71,700    Reckson Associates Realty Corp.          1,900
     82,000    Spieker Properties, Inc.                 1,968
                                                    ---------
                                                        7,666
                                                    ---------
                      TOTAL OFFICE AND INDUSTRIAL      13,365
                                                    ---------

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------

  SELF STORAGE (6.0%)
    189,000    Storage Equities, Inc.               $   3,520
                                                    ---------
  SHOPPING CENTER (28.4%)
   FACTORY OUTLET CENTER (4.0%)
     46,000    Chelsea GCA Realty, Inc.                 1,374
     40,600    HGI Realty, Inc.                           975
        600    Tanger Factory Outlet Centers,
                Inc.                                       15
                                                    ---------
                                                        2,364
                                                    ---------
   REGIONAL MALL (18.0%)
     19,500    CBL & Associates Properties, Inc.          405
    293,000    Crown American Realty Trust              2,417
    227,900    DeBartolo Realty Corp.                   3,191
    129,100    Glimcher Realty Trust                    2,630
     61,700    Macerich Co.                             1,311
     24,200    Urban Shopping Centers, Inc.               532
                                                    ---------
                                                       10,486
                                                    ---------
   STRIP CENTER (6.4%)
    163,000    Alexander Haagen Properties, Inc.        1,895
     31,400    Price REIT, Inc., Series B                 973
     50,500    Regency Realty Corp.                       890
                                                    ---------
                                                        3,758
                                                    ---------
  TOTAL SHOPPING CENTER                                16,608
                                                    ---------
TOTAL COMMON STOCKS (Cost $55,550)                     57,545
                                                    ---------
   FACE
  AMOUNT
   (000)
-----------
SHORT-TERM INVESTMENT (1.1%)
   REPURCHASE AGREEMENT (1.1%)
$       626    Chase Manhattan Bank, N.A., 6.00%,
                dated 9/29/95, due 10/02/95, to
                be repurchased at $626,
                collateralized by $560 United
                States Treasury Bonds 7.875%, due
                2/15/21, valued at $642 (Cost
                $626)                                     626
                                                    ---------
TOTAL INVESTMENTS (99.7%) (Cost $56,176)               58,171
                                                    ---------
OTHER ASSETS AND LIABILITIES (0.3%)
  Other Assets                                            981
  Liabilities                                            (804)
                                                    ---------
                                                          177
                                                    ---------
NET ASSETS (100%)                                   $  58,348
                                                    ---------
                                                    ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
    Applicable to 5,067,601 outstanding $.001 par
     value shares (authorized 500,000,000 shares)      $11.51
                                                    ---------
                                                    ---------